UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2015 (June 19, 2015)

SMTP, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Tara Blvd, Suite 430, Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 877-705-9362

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers

On June 19, 2015 the registrant:

A.

Amended Edward Lawton’s employee agreement.  A copy of the amendment is attached as Exhibit 10.1.

B.

Amended Nicholas Eckert’s employee agreement.  A copy of the amendment is attached as Exhibit 10.3.

C.

Amended Richard Carlson’s employee agreement.  A copy of the amendment is attached as Exhibit 10.5.

The amended employee agreements primarily relate to changes in the above person’s bonus compensation.

Item 9.01

Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
10.1	Employee Agreement Amendment – Edward Lawton
10.2	Employee Agreement – Edward Lawton (incorporated by reference to the Company’s Form 8-K filed August 18, 2014)
10.3	Employee Agreement Amendment – Nicholas Eckert
10.4	Employee Agreement – Nicholas Eckert (incorporated by reference to the Company’s Form 8-K filed November 12, 2014)
10.5	Employee Agreement Amendment – Richard Carlson
10.6	Employee Agreement – Richard Carlson (incorporated by reference to the Company’s Form 8-K filed November 12, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTP, INC.

By:	/s/ Edward S. Lawton
Edward S. Lawton,
Chief Financial Officer

Dated: June 24, 2015